Acquisitions and Divestitures	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions and Divestitures
ACQUISITIONS AND DIVESTITURES
Cannery Casino Hotel and Nevada Palace, LLC
On December 20, 2016 (the "Acquisition Date"), Boyd Gaming completed the acquisitions of Cannery, the owner and operator of Cannery Casino Hotel, and Nevada Palace, LLC, the owner and operator of Eastside Cannery Casino and Hotel, pursuant to a Membership Interest Purchase Agreement (the “Purchase Agreement”) dated as of April 25, 2016, as amended on October 28, 2016, by and among Boyd, Cannery Casino Resorts, LLC (“Seller”), Cannery and Eastside Cannery.

Pursuant to the terms of the Purchase Agreement, Boyd acquired from Seller all of the issued and outstanding membership interests of Cannery and Eastside Cannery (the “Acquisitions”). With the closing of the Acquisitions, each of Cannery and Eastside Cannery became wholly owned subsidiaries of Boyd. Accordingly, the assets and liabilities of Cannery and Eastside Cannery are included in our consolidated balance sheets as of December 31, 2017 and 2016 and the results of their operations and cash flows in our consolidated statements of operations and cash flows, respectively, for the year ended December 31, 2017 and the period from December 20, 2016 through December 31, 2016. The Cannery and Eastside Cannery are modern casinos and hotels in the Las Vegas Valley that offer premium accommodations, gaming, dining, entertainment and retail, and are aggregated into our Las Vegas Locals segment (See Note 1, Summary of Significant Accounting Policies.) The net purchase price was $228.2 million.

The fair value of the consideration transferred to the Seller on the Acquisition Date included the purchase price of the net assets transferred. The total gross consideration was $238.6 million. In addition, the Purchase Agreement provided for a working capital adjustment to the purchase consideration. This adjustment was calculated during second quarter 2017 and paid during the third quarter, resulting in an additional $1.2 million being paid to Seller.

Acquisition Method of Accounting
The Company followed the acquisition method of accounting according to the guidance of FASB Accounting Standards Codification Topic 805 ("ASC 805"). For purposes of these financial statements, we have allocated the purchase price to the assets acquired and the liabilities assumed based on their fair values, as determined by management based on its judgment with assistance from third-party appraisals. The excess of the purchase price over the fair value of the assets acquired and liabilities assumed has been recorded as goodwill. The purchase price allocation below represents the opening balance sheet on December 20, 2016, which was initially reported in our Form 10-K for the year ended December 31, 2016. During the measurement period, which concluded on September 30, 2017, opening balance sheet adjustments were made to finalize the preliminary fair value estimates, resulting in a $62.5 million reduction in acquired assets, primarily related to a $56.7 million reduction in property and equipment, and a $5.0 million reduction in assumed liabilities with a corresponding increase to goodwill of $58.7 million. The property and equipment adjustment resulted in a depreciation expense reduction of $2.5 million for the year ended December 31, 2017. The measurement period adjustment and the related tax impact were immaterial to our consolidated financial statements.

The following table summarizes the components and allocation of the purchase price, including the measurement period adjustments:

(In thousands)	Preliminary Purchase Price Allocation	Adjustments	Final Purchase Price Allocation
Current assets	$29,929	$(8,345)	$21,584
Property and equipment	181,757	(56,675)	125,082
Other long-term assets	—	3,419	3,419
Intangible and other assets	16,330	(880)	15,450
Total acquired assets	228,016	(62,481)	165,535

Current liabilities	15,850	(4,984)	10,866
Total liabilities assumed	15,850	(4,984)	10,866
Net identifiable assets acquired	212,166	(57,497)	154,669
Goodwill	26,401	58,651	85,052
Net assets acquired	$238,567	$1,154	$239,721

The following table summarizes the values assigned to acquired property and equipment and estimated useful lives:

(In thousands)	Useful Lives	As Recorded
Land		$7,870
Buildings and improvements	10 - 40 years	107,268
Furniture and equipment	3 - 7 years	9,820
Construction in progress		124
Property and equipment acquired		$125,082

The goodwill was assigned to the Las Vegas Locals reportable segment. All of the goodwill is expected to be deductible for income tax purposes.

The Company recognized $1.1 million and $10.5 million of acquisition related costs that were expensed for the year ended December 31, 2017 and 2016, respectively. These costs are included in the consolidated statements of operations in the line item entitled "Project development, preopening and writedowns".

Aliante Casino + Hotel + Spa
On September 27, 2016, Boyd Gaming completed the acquisition of ALST Casino Holdco LLC, the holding company of Aliante Casino + Hotel + Spa ("Aliante"). Pursuant to the Merger Agreement, Merger Sub merged with and into ALST (the "Merger"), with ALST surviving the Merger. ALST and Aliante are now wholly owned subsidiaries of Boyd Gaming. Accordingly, the acquired assets and liabilities of Aliante are included in our consolidated balance sheets as of December 31, 2017 and 2016 and the results of its operations and cash flows in our consolidated statements of operations and cash flows, respectively, for the year ended December 31, 2017 and the period from September 27, 2016 through December 31, 2016. Aliante is an upscale, resort-style casino and hotel situated in North Las Vegas offering premium accommodations, gaming, dining, entertainment and retail, and is aggregated into our Las Vegas Locals segment (See Note 1, Summary of Significant Accounting Policies.) The net purchase price was $372.3 million.

The fair value of the consideration transferred on the acquisition date included the purchase price of the net assets transferred. The total gross consideration was $399.1 million.

Acquisition Method of Accounting
The Company followed the acquisition method of accounting per ASC 805 guidance. In accordance with ASC 805, the Company allocated the purchase price to the tangible and intangible assets acquired and liabilities assumed based on their fair values, which were determined primarily by management with assistance from third-party appraisals. The excess of the purchase price over those fair values was recorded as goodwill. The purchase price allocation below represents Aliante’s opening balance sheet on September 27, 2016, which was initially reported in our Form 10−K for the year ended December 31, 2016. During the measurement period, which concluded on June 30, 2017, opening balance sheet adjustments were made to finalize the preliminary fair value estimates, resulting in a $2.6 million reduction in other assets, primarily related to base stock, a $0.8 million reduction in property and equipment and a $0.4 million increase in assumed liabilities, with a corresponding net increase to goodwill of $3.8 million. The measurement period adjustment and the related tax impact were immaterial to our consolidated financial statements.

The following table presents the components and allocation of the purchase price, including the measurement period adjustments:

(In thousands)	Preliminary Purchase Price Allocation	Adjustments	Final Purchase Price Allocation
Current assets	$31,886	$—	$31,886
Property and equipment	226,309	(760)	225,549
Intangible and other assets	20,791	(2,643)	18,148
Total acquired assets	278,986	(3,403)	275,583

Current liabilities	5,693	515	6,208
Other liabilities	636	(83)	553
Total liabilities assumed	6,329	432	6,761
Net identifiable assets acquired	272,657	(3,835)	268,822
Goodwill	126,489	3,835	130,324
Net assets acquired	$399,146	$—	$399,146

The following table summarizes the values assigned to acquired property and equipment and estimated useful lives:

(In thousands)	Useful Lives	As Recorded
Land		$16,680
Buildings and improvements	10 - 45 years	200,770
Furniture and equipment	3 - 7 years	8,099
Property and equipment acquired		$225,549

All of the goodwill was assigned to the Las Vegas Locals reportable segment. All of the goodwill is expected to be deductible for income tax purposes.

The Company recognized $1.0 million and $2.2 million of acquisition related costs that were expensed for the year ended December 31, 2017 and 2016, respectively. These costs are included in the consolidated statements of operations in the line item entitled "Project development, preopening and writedowns".

We have not provided the amount of revenue and earnings included in our consolidated financial results from the Aliante or Cannery acquisitions for the period subsequent to their respective acquisitions as such amounts are not material for the twelve months ended December 31, 2016.

Announced Acquisitions
On December 18, 2017, Boyd Gaming announced that it had entered into a definitive agreement to acquire Ameristar Casino Kansas City, LLC ("Ameristar Kansas City"), the owner and operator of Ameristar Casino Hotel Kansas City; Ameristar Casino St. Charles, LLC ("Ameristar St. Charles"), the owner and operator of Ameristar Casino Resort Spa St. Charles; Belterra Resort Indiana LLC ("Belterra"), the owner and operator of Belterra Casino Resort located in Florence, Indiana; and PNK (Ohio) LLC (“Belterra Park”), the owner and operator of Belterra Park, located in Cincinnati, Ohio. Ameristar Kansas City, Ameristar St. Charles, Belterra and Belterra Park are collectively referred to as the "Companies".

Boyd Gaming will acquire the Companies pursuant to a Membership Interest Purchase Agreement (the "Penn National Purchase Agreement"), made and entered into on December 17, 2017 (the "Agreement Date"), by and among Boyd, Boyd TCIV, LLC, a wholly owned subsidiary of Boyd ("Boyd Sub"), Penn National Gaming, Inc. ("Penn"), and, solely following the execution and delivery of a joinder to the Penn National Purchase Agreement, Pinnacle Entertainment, Inc. ("Pinnacle Entertainment") and its wholly owned subsidiary, Pinnacle MLS, LLC (collectively with Pinnacle Entertainment, "Pinnacle"). The Penn National Purchase Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Boyd will acquire from Pinnacle all of the issued and outstanding membership interests of the Companies as well as certain other assets (and assume certain other liabilities) of Pinnacle related to the Companies (collectively, the "Pending Acquisitions"), such that following the Pending Acquisitions, each of the Companies will be a wholly owned subsidiary of Boyd.

The Pending Acquisitions will occur substantially concurrently with the acquisition of Pinnacle Entertainment by Penn (the "Merger") pursuant to the Merger Agreement (the "Merger Agreement"), dated the Agreement Date, by and among Pinnacle Entertainment, Penn and Franchise Merger Sub, Inc., a wholly owned subsidiary of Penn.

Upon the terms and subject to the conditions of the Purchase Agreement, Boyd will acquire the Companies for total cash consideration of approximately $575.0 million, subject to adjustments based on (a) the adjusted 2017 EBITDA of each Company (as determined subsequent to the Agreement Date), and (b) working capital, cash and indebtedness of the Companies at closing and transaction expenses.

In addition, on the Agreement Date, Boyd entered into a Master Lease Commitment and Rent Allocation Agreement (the "Lease Commitment Agreement") by and among Boyd, Boyd Sub, Penn, Gaming and Leisure Properties, Inc. ("GLPI Parent") and Gold Merger Sub, LLC, a wholly owned subsidiary of GLPI Parent (collectively with GLPI Parent, "GLPI"), pursuant to which, among other things, concurrently with the consummation of the Pending Acquisitions, Boyd will enter into a new Master Lease with GLPI, under which Boyd will lease the real estate, improvements and fixtures owned by GLPI that are associated with the Companies and currently leased to Pinnacle (the "Master Lease"). The Lease Commitment Agreement also sets forth the manner in which rent will be calculated for the purposes of the Master Lease. GLPI’s commitment to enter into the Master Lease is subject to certain conditions, including that the conditions to the Merger under the Merger Agreement and the conditions to the Pending Acquisitions under the Penn National Purchase Agreement have been satisfied or waived, and that the sale of Belterra Park’s real property to GLPI has been consummated, as contemplated by a purchase agreement between Penn and GLPI (and, upon the execution of a joinder, Belterra Park) entered into on the Agreement Date.

The completion of the Pending Acquisitions is subject to the effectiveness of the Master Lease and the consummation of the Merger, and the receipt of all required regulatory approvals, as well as customary conditions, including, among others, approval by Missouri, Ohio and Indiana gaming authorities and the acceptance or approval by the Federal Trade Commission. In addition, the Penn National Purchase is also contingent upon the successful completion of Penn National’s proposed acquisition of Pinnacle Entertainment, Inc. Subject to the satisfaction or waiver of conditions in the Penn National Purchase Agreement, Boyd currently expects the transaction to close in the second half of 2018.

The Penn National Purchase Agreement contains certain termination rights for Boyd Gaming, and the other parties thereto, and could result in a reverse termination fee payment of up to $58.0 million in certain circumstances.

On December 20, 2017, Boyd Gaming announced that it had entered into a definitive agreement to acquire Valley Forge Convention Center Partners, L.P. ("Valley Forge"), the owner and operator of Valley Forge Casino Resort in King of Prussia, Pennsylvania.

Boyd will acquire Valley Forge pursuant to an Agreement and Plan of Merger, made and entered into on December 20, 2017 (the "Valley Forge Merger Agreement"), by and among Boyd, Boyd TCV, LP, a Pennsylvania limited partnership and a wholly owned subsidiary of Boyd ("Boyd TCV"), Valley Forge, and VFCCP SR LLC, a Pennsylvania limited liability company, solely in its capacity as the representative of Valley Forge’s limited partners. The Valley Forge Merger Agreement provides that, pursuant to the terms and subject to the conditions set forth therein, Boyd TCV will be merged with and into Valley Forge (the "Merger"), following which Valley Forge will be the surviving entity and a wholly owned subsidiary of Boyd.

Upon the terms and subject to the conditions of the Valley Forge Merger Agreement, Boyd will acquire Valley Forge for cash consideration of approximately $280.5 million, subject to adjustment based on working capital, cash and indebtedness of Valley Forge at closing and transaction expenses.

The completion of the Merger is subject to customary conditions, including the receipt of all required regulatory approvals, including, among others, approval by the Pennsylvania Gaming Control Board and the expiration or termination of any applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. Subject to the satisfaction or waiver of conditions in the Valley Forge Merger Agreement, Boyd currently expects the transaction to close in the third quarter of 2018.

Investment in and Divestiture of Borgata
On August 1, 2016, Boyd Gaming completed the sale of its 50% equity interest in Marina District Development Holding Company, LLC ("MDDHC"), the parent company of Borgata, to MGM, pursuant to an Equity Purchase Agreement ("Purchase Agreement") entered into on May 31, 2016, as amended on July 19, 2016, by and among Boyd, Boyd Atlantic City, Inc., a wholly-owned subsidiary of Boyd ("Seller"), and MGM. Pursuant to the Purchase Agreement, MGM acquired from Boyd Gaming 49% of its 50% membership interest in MDDHC and, immediately thereafter, MDDHC redeemed Boyd Gaming’s remaining 1% membership interest in MDDHC (collectively, the "Transaction"). Following the Transaction, MDDHC became a wholly owned subsidiary of MGM.

In consideration for the Transaction, MGM paid Boyd Gaming $900 million. The initial net cash proceeds were approximately $589 million, net of certain expenses and adjustments on the closing date, including outstanding indebtedness, cash and working capital. The after-tax gain on the sale of Borgata was $181.7 million and is included in discontinued operations in the year ended December 31, 2016. The initial proceeds did not include our 50% share of any future property tax settlement benefits, from the time period during which we held a 50% ownership in MDDHC, to which Boyd Gaming retained the right to receive upon payment. During 2016, we recognized $9.1 million in income, which is included in discontinued operations, for the cash we received for our share of property tax benefits realized by Borgata subsequent to the closing of the sale. On February 15, 2017, Borgata announced that it had entered into a settlement agreement under which it would receive payments totaling $72 million to resolve the property tax issues. Borgata received full payment, and we received our share of the proceeds, in June 2017. For the year ended December 31, 2017, we recognized $36.2 million in income for the cash we received for our share of property tax benefits realized by Borgata after the closing of the sale. These proceeds, net of tax of $14.8 million for the year ended December 31, 2017, are included in discontinued operations in the consolidated financial statements.

We accounted for our investment in Borgata applying the equity method, through the date of the sale, and, as a result of the sale, we reported the results as discontinued operations for all periods presented in these consolidated financial statements.

The Borgata results presented have not been recast and therefore do not reflect the impact of the adoption of the Revenue Standard.

The table below summarizes the results of operations information for periods prior to the date of divestiture:

	Seven Months Ended	Twelve Months Ended
(In thousands)	July 31, 2016	December 31, 2015
Net revenues	$485,510	$804,166
Operating expenses	366,812	657,324
Operating income	118,698	146,842
Interest expense	26,378	59,681
Loss on early extinguishments of debt	1,628	18,895
State income tax expense (benefit)	8,274	(3,731)
Net income	$82,418	$71,997